Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

June 30, 2011

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-June 30, 2011

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)
(Unaudited)

	June 30, 2011	December 31, 2010
Assets
Investments:
Fixed maturity securities:
Available for sale, at fair value	$15,682,872	$15,830,663
Held for investment, at amortized cost	2,135,968	822,200
Equity securities, available for sale, at fair value	66,612	65,961
Mortgage loans on real estate	2,798,233	2,598,641
Derivative instruments	537,920	479,786
Other investments	26,030	19,680
Total investments	21,247,635	19,816,931

Cash and cash equivalents	949,484	597,766
Coinsurance deposits	2,699,158	2,613,191
Accrued investment income	215,457	167,645
Deferred policy acquisition costs	1,825,392	1,747,760
Deferred sales inducements	1,326,984	1,227,328
Deferred income taxes	185,152	143,253
Income taxes recoverable	9,442	6,134
Other assets	108,067	106,755
Total assets	$28,566,771	$26,426,763

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$25,940,513	$23,655,807
Other policy funds and contract claims	318,420	222,860
Notes payable	337,239	330,835
Subordinated debentures	268,512	268,435
Other liabilities	662,555	1,010,779
Total liabilities	27,527,239	25,488,716

Stockholders' equity:
Common stock	57,832	56,968
Additional paid-in capital	463,245	454,454
Unallocated common stock held by ESOP	(4,264)	(4,815)
Accumulated other comprehensive income	123,482	81,820
Retained earnings	399,237	349,620
Total stockholders' equity	1,039,532	938,047
Total liabilities and stockholders' equity	$28,566,771	$26,426,763

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-June 30, 2011

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Revenues:
Traditional life and accident and health insurance premiums	$3,289	$2,643	$6,205	$5,930
Annuity product charges	19,892	18,617	36,854	34,135
Net investment income	296,878	254,845	589,006	497,755
Change in fair value of derivatives	(22,029)	(208,737)	126,624	(126,722)
Net realized gains (losses) on investments, excluding other than temporary impairment ("OTTI") losses	(854)	1,063	(2,047)	10,966
OTTI losses on investments:
Total OTTI losses	(113)	(1,603)	(5,213)	(14,187)
Portion of OTTI losses recognized in (from) other comprehensive income	(2,116)	785	(3,587)	10,146
Net OTTI losses recognized in operations	(2,229)	(818)	(8,800)	(4,041)
Loss on extinguishment of debt	—	(292)	—	(292)
Total revenues	294,947	67,321	747,842	417,731

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	2,499	2,169	4,394	4,501
Interest sensitive and index product benefits (b)	238,420	228,818	398,085	425,687
Amortization of deferred sales inducements	20,265	3,243	50,957	16,332
Change in fair value of embedded derivatives	(60,963)	(190,211)	67,340	(126,336)
Interest expense on notes payable	7,832	4,673	15,739	9,324
Interest expense on subordinated debentures	3,481	3,716	6,947	7,401
Interest expense on amounts due under repurchase agreements	1	—	5	—
Amortization of deferred policy acquisition costs	38,862	917	94,085	28,185
Other operating costs and expenses	16,634	16,702	34,108	32,687
Total benefits and expenses	267,031	70,027	671,660	397,781
Income (loss) before income taxes	27,916	(2,706)	76,182	19,950
Income tax expense (benefit)	9,642	(1,202)	26,565	6,569
Net income (loss) (b)	$18,274	$(1,504)	$49,617	$13,381

Earnings (loss) per common share (b)	$0.31	$(0.03)	$0.84	$0.23
Earnings (loss) per common share - assuming dilution (a) (b)	$0.28	$(0.03)	$0.77	$0.23
Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	59,504	58,427	59,344	58,326
Earnings (loss) per common share - assuming dilution	65,530	61,592	65,437	61,365

(a)
The numerator for earnings per common share - assuming dilution is equal to net income plus the after tax cost of interest on convertible subordinated debentures issued to a subsidiary trust. The after tax cost of such interest was $258 and $259 for the three months ended June 30, 2011 and 2010, respectively, and $517 and $518 for the six months ended June 30, 2011 and 2010, respectively.

(b)
Six months ended June 30, 2011 includes an adjustment recorded in the first quarter of 2011 to single premium immediate annuity reserves which reduced interest sensitive and index product benefits by $4.2 million and increased net income, earnings per common share and earnings per common share - assuming dilution by $2.7 million, $0.05 per share and $0.04 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-June 30, 2011

Operating Income
Six months ended June 30, 2011 (Unaudited)

		Adjustments
	As Reported	Realized Losses	Derivatives and Other Index Annuity	Operating Income (a)
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$6,205	$—	$—	$6,205
Annuity product charges	36,854	—	—	36,854
Net investment income	589,006	—	—	589,006
Change in fair value of derivatives	126,624	—	(42,575)	84,049
Net realized losses on investments, excluding other than temporary impairment ("OTTI") losses	(2,047)	2,047	—	—
Net OTTI losses recognized in operations	(8,800)	8,800	—	—
Total revenues	747,842	10,847	(42,575)	716,114

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	4,394	—	—	4,394
Interest sensitive and index product benefits (b)	398,085	—	—	398,085
Amortization of deferred sales inducements	50,957	2,026	8,155	61,138
Change in fair value of embedded derivatives	67,340	—	(70,794)	(3,454)
Interest expense on notes payable	15,739	—	—	15,739
Interest expense on subordinated debentures	6,947	—	—	6,947
Interest expense on amounts due under repurchase agreements	5	—	—	5
Amortization of deferred policy acquisition costs	94,085	2,997	10,492	107,574
Other operating costs and expenses	34,108	—	—	34,108
Total benefits and expenses	671,660	5,023	(52,147)	624,536
Income before income taxes	76,182	5,824	9,572	91,578
Income tax expense	26,565	2,074	3,352	31,991
Net income (b)	$49,617	$3,750	$6,220	$59,587

Earnings per common share (b)	$0.84			$1.00
Earnings per common share - assuming dilution (b)	$0.77			$0.92

(a)
In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments including net OTTI losses recognized in operations and fair value changes in derivatives and embedded derivatives. Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends. We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of our underlying results and profitability.

(b)
Six months ended June 30, 2011 includes an adjustment recorded in the first quarter of 2011 to single premium immediate annuity reserves which reduced interest sensitive and index product benefits by $4.2 million, increased net income and operating income by $2.7 million, increased earnings per common share and operating income per common share by $0.05 per share and increased earnings per common share - assuming dilution and operating income per common share - assuming dilution by $0.04 per share.

Change in fair value of derivatives:
Proceeds received at expiration	$248,551	$—	$248,551
Cost of money for fixed index annuities	(159,921)	—	(159,921)
Change in the difference between fair value and remaining option cost at beginning and end of period	37,994	(42,575)	(4,581)
	$126,624	$(42,575)	$84,049

Index credits included in interest credited to account balances	244,588		244,588

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-June 30, 2011

Operating Income
Three months ended June 30, 2011 (Unaudited)

		Adjustments
	As Reported	Realized Losses	Derivatives and Other Index Annuity	Operating Income (a)
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$3,289	$—	$—	$3,289
Annuity product charges	19,892	—	—	19,892
Net investment income	296,878	—	—	296,878
Change in fair value of derivatives	(22,029)	—	91,345	69,316
Net realized losses on investments, excluding other than temporary impairment ("OTTI") losses	(854)	854	—	—
Net OTTI losses recognized in operations	(2,229)	2,229	—	—
Total revenues	294,947	3,083	91,345	389,375

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	2,499	—	—	2,499
Interest sensitive and index product benefits	238,420	—	—	238,420
Amortization of deferred sales inducements	20,265	390	10,211	30,866
Change in fair value of embedded derivatives	(60,963)	—	52,240	(8,723)
Interest expense on notes payable	7,832	—	—	7,832
Interest expense on subordinated debentures	3,481	—	—	3,481
Interest expense on amounts due under repurchase agreements	1	—	—	1
Amortization of deferred policy acquisition costs	38,862	708	14,245	53,815
Other operating costs and expenses	16,634	—	—	16,634
Total benefits and expenses	267,031	1,098	76,696	344,825
Income before income taxes	27,916	1,985	14,649	44,550
Income tax expense	9,642	707	5,188	15,537
Net income	$18,274	$1,278	$9,461	$29,013

Earnings per common share	$0.31			$0.48
Earnings per common share - assuming dilution	$0.28			$0.45

(a)
In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments including net OTTI losses recognized in operations and fair value changes in derivatives and embedded derivatives. Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends. We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of our underlying results and profitability.

Change in fair value of derivatives:
Proceeds received at expiration	$160,525	$—	$160,525
Cost of money for fixed index annuities	(81,932)	—	(81,932)
Change in the difference between fair value and remaining option cost at beginning and end of period	(100,622)	91,345	(9,277)
	$(22,029)	$91,345	$69,316

Index credits included in interest credited to account balances	157,194		157,194

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-June 30, 2011

Operating Income/Net Income
Quarterly Summary - Most Recent 5 Quarters (Unaudited)

	Q2 2011	Q1 2011	Q4 2010	Q3 2010	Q2 2010
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$3,289	$2,916	$2,871	$3,181	$2,643
Annuity product charges	19,892	16,962	16,402	18,538	18,617
Net investment income	296,878	292,128	277,876	260,475	254,845
Change in fair value of derivatives	69,316	14,733	29,401	17,095	91,306
Total revenues	389,375	326,739	326,550	299,289	367,411

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	2,499	1,895	1,622	2,128	2,169
Interest sensitive and index product benefits (b)	238,420	159,665	148,320	155,667	224,331
Amortization of deferred sales inducements	30,866	30,272	27,719	24,942	24,503
Change in fair value of embedded derivatives	(8,723)	5,269	28,112	1,483	—
Interest expense on notes payable	7,832	7,907	7,861	4,940	4,673
Interest expense on subordinated debentures	3,481	3,466	3,700	3,805	3,716
Interest expense on amounts due under repurchase agreements	1	4	—	—	—
Amortization of deferred policy acquisition costs	53,815	53,759	50,788	47,754	46,417
Other operating costs and expenses	16,634	17,474	17,715	16,213	16,702
Total benefits and expenses	344,825	279,711	285,837	256,932	322,511
Operating income before income taxes	44,550	47,028	40,713	42,357	44,900
Income tax expense	15,537	16,454	14,319	14,795	15,692
Operating income (a) (b)	29,013	30,574	26,394	27,562	29,208
Net realized gains (losses) and net OTTI losses on investments, net of offsets	(1,278)	(2,472)	(4,687)	1,950	(11)
Lawsuit settlement	—	—	(27,297)	—	—
Convertible debt retirement, net of income taxes	—	—	—	—	(171)
Net effect of derivatives and other index annuity, net of offsets	(9,461)	3,241	14,628	(8,998)	(30,530)
Net income (loss) (b)	$18,274	$31,343	$9,038	$20,514	$(1,504)

Operating income per common share (a) (b)	$0.48	$0.52	$0.45	$0.47	$0.50
Operating income per common share - assuming dilution (a) (b)	$0.45	$0.47	$0.41	$0.45	$0.48
Earnings (loss) per common share (b)	$0.31	$0.53	$0.15	$0.35	$(0.03)
Earnings (loss) per common share - assuming dilution (b)	$0.28	$0.48	$0.14	$0.33	$(0.03)

Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	59,504	59,182	58,757	58,564	58,427
Earnings (loss) per common share - assuming dilution	65,530	65,711	65,054	62,498	61,592

(a)
In addition to net income (loss), we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Operating income equals net income (loss) adjusted to eliminate the impact of net realized gains and losses on investments including net OTTI losses recognized in operations, loss on extinguishment of debt, the settlement of a class action lawsuit and fair value changes in derivatives and embedded derivatives. Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends. We believe the combined presentation and evaluation of operating income together with net income (loss), provides information that may enhance an investor’s understanding of our underlying results and profitability.

(b)
Three months ended March 31, 2011 includes an adjustment to single premium immediate annuity reserves which reduced interest sensitive and index product benefits by $4.2 million, increased operating income and net income by $2.7 million, increased operating income per common share and earnings per common share by $0.05 per share and increased operating income per common share - assuming dilution and earnings per common share - assuming dilution by $0.04 per share.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-June 30, 2011

Capitalization/Book Value per Share

	June 30, 2011	December 31, 2010
	(Dollars in thousands, except per share data)
Capitalization:
Notes payable	$337,239	$330,835
Subordinated debentures payable to subsidiary trusts	268,512	268,435
Total debt	605,751	599,270
Total stockholders’ equity	1,039,532	938,047
Total capitalization	1,645,283	1,537,317
Accumulated other comprehensive income loss (AOCI)	(123,482)	(81,820)
Total capitalization excluding AOCI (a)	$1,521,801	$1,455,497

Total stockholders’ equity	$1,039,532	$938,047
Accumulated other comprehensive income	(123,482)	(81,820)
Total stockholders’ equity excluding AOCI (a)	$916,050	$856,227

Common shares outstanding (b)	58,986,019	58,377,233

Book Value per Share: (c)
Book value per share including AOCI	$17.62	$16.07
Book value per share excluding AOCI (a)	$15.53	$14.67

Debt-to-Capital Ratios: (d)
Senior debt / Total capitalization	22.2%	22.7%
Adjusted debt / Total capitalization	24.8%	26.2%

(a)
Total capitalization, total stockholders’ equity and book value per share excluding AOCI, non-GAAP financial measures, are based on stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, we believe these non-GAAP financial measures provide useful supplemental information.

(b)
Common shares outstanding include shares held by the NMO Deferred Compensation Trust: 2011 - 1,549,803 shares; 2010 - 1,855,835 shares and exclude unallocated shares held by ESOP: 2011 - 395,859 shares; 2010 - 447,048 shares.

(c)
Book value per share including and excluding AOCI is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCI divided by the total number of shares of common stock outstanding.

(d)
Debt-to-capital ratios are computed using total capitalization excluding AOCI. Adjusted debt includes notes payable and the portion of the total subordinated debentures payable to subsidiary trusts outstanding (qualifying trust preferred securities) that exceeds 15% of total capitalization including AOCI.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-June 30, 2011

Annuity Deposits by Product Type

	Three Months Ended June 30,		Six Months Ended June 30,		Year Ended December 31,
Product Type	2011	2010	2011	2010	2010
	(Dollars in thousands)
Fixed Index Annuities:
Index Strategies	$595,422	$545,238	$1,374,004	$948,362	$2,401,891
Fixed Strategy	312,161	366,448	669,633	704,230	1,551,007
	907,583	911,686	2,043,637	1,652,592	3,952,898
Fixed Rate Annuities:
Single-Year Rate Guaranteed	34,036	28,389	80,889	57,784	160,077
Multi-Year Rate Guaranteed	85,592	72,704	162,639	125,885	384,116
Single premium immediate annuities	81,591	34,008	163,481	57,381	171,628
	201,219	135,101	407,009	241,050	715,821
Total before coinsurance ceded	1,108,802	1,046,787	2,450,646	1,893,642	4,668,719
Coinsurance ceded	70,331	69,950	136,208	259,072	478,963
Net after coinsurance ceded	$1,038,471	$976,837	$2,314,438	$1,634,570	$4,189,756

Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of coinsurance) Account Values at June 30, 2011

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%

Fixed Index Annuities	14.2	10.8	16.1%	$20,435,161	91.5%
Single-Year Fixed Rate Guaranteed Annuities	11.0	4.3	7.7%	1,373,298	6.2%
Multi-Year Fixed Rate Guaranteed Annuities	6.5	2.1	4.8%	513,916	2.3%
Total	13.9	10.2	15.3%	$22,322,375	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-June 30, 2011

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
SURRENDER CHARGE PERCENTAGES (1):
No surrender charge	$401,355	$393,850
0.0% < 2.0%	32,039	35,666
2.0% < 3.0%	142,681	118,635
3.0% < 4.0%	36,510	301,485
4.0% < 5.0%	221,662	374,132
5.0% < 6.0%	26,760	288,717
6.0% < 7.0%	60,636	216,284
7.0% < 8.0%	148,177	296,388
8.0% < 9.0%	196,547	316,466
9.0% < 10.0%	191,208	761,558
10.0% or greater	429,639	17,331,980
	$1,887,214	$20,435,161

	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
	(Dollars in thousands)
SURRENDER CHARGE EXPIRATION BY YEAR:
Out of Surrender Charge	$795,205	0.00%
2011	118,278	2.41%
2012	390,967	2.92%
2013	556,540	3.96%
2014	592,867	5.23%
2015	623,960	7.10%
2016	838,099	8.36%
2017	956,909	9.48%
2018	892,729	11.65%
2019	629,485	12.15%
2020	967,834	13.60%
2021	1,015,361	14.22%
2022	1,085,635	16.89%
2023	3,957,954	19.34%
2024	4,227,152	19.49%
2025	2,100,429	19.50%
2026	1,728,541	19.77%
2027	835,788	19.98%
2028	8,642	20.00%
	$22,322,375	15.33%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-June 30, 2011

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
APPLICABLE GUARANTEE PERIOD:
Annual reset (2)	$1,656,296	$20,422,465
Multi-year (3 - 7 years)	230,918	12,696
	$1,887,214	$20,435,161

ULTIMATE MINIMUM GUARANTEE RATE:
1.50%	$42,419	$1,488,361
2.00%	383,387	1,198
2.20%	4,377	73,869
2.25%	9,575	5,404,254
2.25% (3)	182,981	942,183
3.00% (4)	1,204,814	1,299,925
3.00% (5)	—	11,107,705
3.50% (6)	—	117,666
4.00%	59,661	—
	$1,887,214	$20,435,161

CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL (7):
No differential	$89,166	$10,300
› 0.0% - 0.25%	865,664	1,005,027
› 0.25% - 0.5%	128,910	358,613
› 0.5% - 1.0% (8)	316,438	1,104,043
› 1.0% - 1.5% (8)	129,253	65,500
› 1.5% - 2.0%	144,269	2,785
› 2.0% - 2.5%	8,191	—
› 2.5% - 3.0%	74,104	—
1.50% ultimate guarantee - 2.15% wtd avg interest rate (9)	22,730	387,187
2.00% ultimate guarantee - 2.82% wtd avg interest rate (9)	108,489	—
2.25% ultimate guarantee - 2.88% wtd avg interest rate (9)	—	1,542,830
3.00% ultimate guarantee - 3.13% wtd avg interest rate (9)	—	3,097,971
Cumulative floor	—	12,860,905
	$1,887,214	$20,435,161
(1)    In addition, $938,020 (49.7%) of the Fixed Annuities Account Value have market value adjustment protection.
(2)    The contract features for substantially all of the Fixed Index Annuities Account Value provide for the annual reset of contractual features that effect the cost of money. The contract features for less than 0.5% of the Fixed Index Annuities Account Value are reset every two years.
(3)    Products have a guarantee of 2.25% for the first 10 years, and 3.00% thereafter.
(4)    Products have a guarantee of 3.00% on 100% of the premium.
(5)    Products have a guarantee of 3.00% on less than 100% of the premium.
(6)    Rates applicable to the minimum guaranteed surrender value are 3.50% for the first 5 years, and 3.00% thereafter (applied to less than 100% of the annuity deposits received). Minimum guaranteed rates for amounts allocated to the fixed rate strategy are 2.25% for the first 10 years, and 3.00% thereafter.
(7)    Recent issues may contain bonus interest rates ranging from 1.0% to 3.0%.
(8)    $182,981 of Fixed Annuities Account Value have a guarantee of 2.25% for the first 10 years and 3.00% thereafter. They begin increasing in 2014. $647,405 of Index Annuities Account Value is in fixed rate strategies that have a guarantee of 2.25% for the first 10 years and 3.00% thereafter. They begin increasing in 2014.
(9)    The minimum guaranteed interest rate for the fixed rate or the fixed rate strategy is 1.00%. The ultimate guaranteed rate is applied on less than 100% of the premium.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-June 30, 2011

Spread Results

	Three Months Ended June 30,		Six Months Ended June 30,		Year Ended December 31,
	2011	2010	2011	2010	2010
Average yield on invested assets	5.78%	6.14%	5.87%	6.14%	6.06%

Cost of money:
Aggregate	2.73%	2.91%	2.77%	2.93%	2.91%
Cost of money for fixed index annuities	2.68%	2.85%	2.72%	2.87%	2.86%
Average crediting rate for fixed rate annuities:
Annually adjustable	3.17%	3.26%	3.18%	3.26%	3.26%
Multi-year rate guaranteed	3.66%	3.74%	3.67%	3.76%	3.74%

Investment spread:
Aggregate	3.05%	3.23%	3.10%	3.21%	3.15%
Fixed index annuities	3.10%	3.29%	3.15%	3.27%	3.20%
Fixed rate annuities:
Annually adjustable	2.61%	2.88%	2.69%	2.88%	2.80%
Multi-year rate guaranteed	2.12%	2.40%	2.20%	2.38%	2.32%

Summary of Invested Assets

	June 30, 2011		December 31, 2010
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Fixed maturity securities:
United States Government full faith and credit	$4,419	—%	$4,388	—%
United States Government sponsored agencies	3,212,410	15.1%	3,750,065	18.9%
United States municipalities, states and territories	2,763,142	13.0%	2,367,003	12.0%
Corporate securities	8,732,941	41.1%	7,448,323	37.6%
Residential mortgage backed securities	2,827,512	13.3%	2,878,557	14.5%
Other asset backed securities	278,416	1.3%	204,527	1.0%
Total fixed maturity securities	17,818,840	83.8%	16,652,863	84.0%
Equity securities	66,612	0.4%	65,961	0.4%
Mortgage loans on real estate	2,798,233	13.2%	2,598,641	13.1%
Derivative instruments	537,920	2.5%	479,786	2.4%
Other investments	26,030	0.1%	19,680	0.1%
	$21,247,635	100.0%	$19,816,931	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-June 30, 2011

Credit Quality of Fixed Maturity Securities - June 30, 2011

NAIC Designation	Carrying Amount	Percent	Rating Agency Rating	Carrying Amount	Percent
	(Dollars in thousands)			(Dollars in thousands)
1	$13,124,815	73.7%	Aaa/Aa/A	$12,343,168	69.3%
2	4,427,188	24.9%	Baa	4,219,868	23.7%
3	238,894	1.3%	Ba	268,566	1.5%
4	17,125	0.1%	B	59,684	0.3%
5	5,868	—%	Caa and lower	845,297	4.7%
6	4,950	—%	In or near default	82,257	0.5%
	$17,818,840	100.0%		$17,818,840	100.0%

Watch List Securities - June 30, 2011

General Description	Amortized Cost	Unrealized Losses	Fair Value	Months Below Amortized Cost
	(Dollars in thousands)
Corporate bonds:
Finance company	$4,090	$—	$4,090	—
U.S. retail company	10,474	(1,324)	9,150	73
	$14,564	$(1,324)	$13,240

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-June 30, 2011

Summary of Residential Mortgage Backed Securities

Collateral Type	Principal Amount	Amortized Cost	Fair Value
	(Dollars in thousands)
OTTI has not been recognized
Government agency	$517,340	$457,636	$485,703
Prime	1,447,864	1,374,183	1,420,913
Alt-A	50,910	51,379	52,530
	$2,016,114	$1,883,198	$1,959,146
OTTI has been recognized
Prime	$586,137	$534,606	$496,048
Alt-A	486,128	402,703	372,318
	$1,072,265	$937,309	$868,366
Total by collateral type
Government agency	$517,340	$457,636	$485,703
Prime	2,034,001	1,908,789	1,916,961
Alt-A	537,038	454,082	424,848
	$3,088,379	$2,820,507	$2,827,512
Total by NAIC designation
1	$2,618,412	$2,391,196	$2,441,122
2	401,185	364,330	327,796
3	64,339	61,709	56,401
6	4,443	3,272	2,193
	$3,088,379	$2,820,507	$2,827,512

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-June 30, 2011

Mortgage Loans by Region and Property Type

	June 30, 2011		December 31, 2010
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Geographic distribution
East	$687,783	24.4%	$618,250	23.6%
Middle Atlantic	185,222	6.6%	172,443	6.6%
Mountain	410,749	14.6%	402,965	15.4%
New England	40,430	1.4%	42,695	1.6%
Pacific	296,833	10.5%	247,254	9.5%
South Atlantic	502,278	17.9%	496,606	19.0%
West North Central	454,799	16.1%	419,002	16.0%
West South Central	239,366	8.5%	215,650	8.3%
	2,817,460	100.0%	2,614,865	100.0%
Loan loss allowance	(19,227)		(16,224)
	$2,798,233		$2,598,641

Property type distribution
Office	$759,290	26.9%	$683,404	26.1%
Medical Office	165,825	5.9%	166,930	6.4%
Retail	627,048	22.3%	589,369	22.5%
Industrial/Warehouse	711,972	25.3%	666,908	25.6%
Hotel	141,611	5.0%	151,516	5.8%
Apartment	167,210	5.9%	131,682	5.0%
Mixed use/other	244,504	8.7%	225,056	8.6%
	2,817,460	100.0%	2,614,865	100.0%
Loan loss allowance	(19,227)		(16,224)
	$2,798,233		$2,598,641

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-June 30, 2011

Shareholder Information
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
D. J. Noble, Executive Chairman
(515) 457-1703, dnoble@american-equity.com
Debra J. Richardson, Executive Vice President and Secretary
(515) 273-3551, drichardson@american-equity.com
John M. Matovina, Vice Chairman, Chief Financial Officer and Treasurer
(515) 457-1813, jmatovina@american-equity.com
Wendy C. Waugaman, President and Chief Executive Officer
(515) 457-1824, wcwaugaman@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2011
First Quarter	$13.93	$11.27	$13.12	$0.00
Second Quarter	$13.53	$11.91	$12.71	$0.00

2010
First Quarter	$10.99	$6.65	$10.65	$0.00
Second Quarter	$11.64	$8.53	$10.32	$0.00
Third Quarter	$11.19	$9.19	$10.24	$0.00
Fourth Quarter	$13.01	$10.11	$12.55	$0.10

2009
First Quarter	$7.40	$2.96	$4.16	$0.00
Second Quarter	$8.86	$4.01	$5.58	$0.00
Third Quarter	$8.65	$5.24	$7.02	$0.00
Fourth Quarter	$8.40	$6.10	$7.44	$0.08
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Julie L. LaFollette, Investor Relations, at (515) 273-3602 or by visiting our web site at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-June 30, 2011

Research Analyst Coverage

Steven Schwartz
Raymond James & Associates, Inc.
(312) 612-7686
steven.schwartz@raymondjames.com

Randy Binner
Friedman, Billings, Ramsey & Co., Inc.
(703) 312-1890
rbinner@fbr.com

Edward Shields
Sandler O’Neill & Partners
(312) 281-3487
eshields@sandleroneill.com

Mark Hughes
SunTrust Robinson Humphrey
(615) 748-5680
mark_hughes@rhco.com